UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2012

WILSON BANK HOLDING COMPANY

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-20402	62-1497076
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

623 West Main Street
Lebanon, Tennessee		37087
(Address of Principal Executive Offices)		(Zip Code)

(615) 444-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 23, 2012, Wilson Bank and Trust (the “Bank”), a wholly-owned subsidiary of Wilson Bank Holding Company, a Tennessee corporation (the “Company”) (i) entered into amendments to the Executive Salary Continuation Agreements, as previously amended and restated, (the “Salary Continuation Agreements”), by and between the Bank and certain of the Bank’s officers, including Randall Clemons, Elmer Richerson, Lisa Pominski, Gary Whitaker, and John C. McDearman, III (each, an “Executive” and collectively, the “Executives”), (ii) entered into amendments to the Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreements, as previously amended (the “Existing Original Split Dollar Agreements”), with each of the Executives other than Mr. McDearman, (iii) entered into an amendment to the Wilson Bank and Trust Life Insurance Endorsement Split Dollar Agreement with Mr. McDearman (the “McDearman Split Dollar Agreement” and collectively with the Existing Original Split Dollar Agreements, the “Existing Split Dollar Agreements”) and (iv) entered into new Supplemental Executive Retirement Plan Agreements with each of the Executives (the “SERP Agreements”).

The amendments to the Salary Continuation Agreements were entered into to freeze the accrual of benefits under the Salary Continuation Agreements so that no additional benefits (including disability and death benefits thereunder) will be accrued under the Salary Continuation Agreements on or after October 1, 2012, and to clarify that the frozen disability benefit under each of the Salary Continuation Agreements will be paid until the applicable Executive’s normal retirement age at which time such benefit will be reduced to the normal retirement benefit provided for under the applicable Salary Continuation Agreement for the remaining benefit payment period.

The description of the amendments to the Salary Continuation Agreements set forth herein is qualified in its entirety by reference to the amendments to the Salary Continuation Agreements which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and incorporated by reference into this Section 5.02.

The amendments to the Existing Split Dollar Agreements clarify that none of the Executives shall be entitled to any death proceeds under the Executive’s Existing Split Dollar Agreement or the underlying insurance policy if the Executive dies following the Executives’ termination of employment. Under the Existing Split Dollar Agreements, as now amended, if the Executive dies prior to his or her termination of employment, then the Executive will receive the difference between the death benefit under the underlying insurance policy and the cash surrender value of the policy. The Bank shall retain the remainder of the proceeds, including the cash surrender value.

The description of the amendments to the Existing Split Dollar Agreements set forth herein is qualified in its entirety by reference to the amendments to the Existing Split Dollar Agreements which are filed herewith as Exhibits 10.6, 10.7, 10.8, 10.9 and 10.10 and incorporated by reference into this Section 5.02.

The SERP Agreements were entered into to provide certain supplemental nonqualified pension benefits to the Executives in coordination with the freezing of the benefits under the Executive’s Salary Continuation Agreements. The SERP Agreements when combined with the frozen Salary Continuation Agreements continue to provide the Executives with the same benefits as provided under the Salary Continuation Agreements for the 180-month period provided for thereunder and then continue a portion of that benefit for the remainder of each of the Executives’ lives. The Bank purchased Flexible Premium Indexed Deferred Annuity Contracts to fund the benefits under the SERP Agreements. The Salary Continuation Agreements, as amended, and the SERP Agreements together provide for the payment of an annual cash benefit to each of the Executives (or their beneficiaries) following the Executives’ separation from service from the Bank under a variety of circumstances including both the Executive’s voluntary termination of the Executive’s employment with the Bank and the involuntary termination of the Executive by the Bank without cause. The payments are made partially from the frozen Salary Continuation Agreements and partially from the SERP Agreements for 180 months following an Executive’s termination of service (in most cases) and a portion of the payments then continue for the remainder of the Executive’s life under the SERP Agreements.

The following is a brief summary of what payments are to be made under the Existing Salary Continuation Agreements, as now amended, and the SERP Agreements, which summary of the benefits payable under the SERP Agreements is qualified in its entirety by reference to the SERP Agreements which are filed herewith as Exhibits 10.11, 10.12, 10.13, 10.14 and 10.15 and incorporated by reference into this Section 5.02.

If an Executive retires from the Bank after reaching age 65, he or she is entitled to receive a percentage of his or her then current base salary from the Salary Continuation Agreement and the SERP Agreement payable in equal monthly installments for 180 months beginning the month following the month in which the Executive’s retirement occurs. Following the end of the 180-month period, the SERP Agreement will continue a portion of this payment for the remainder of the Executive’s life. The percentage of salary payable to the Executives following normal retirement ranges from 10% – 30%, respectively. If an Executive retires prior to reaching age 65, his or her retirement will be considered an “early retirement” under the Salary Continuation Agreement and the SERP Agreement if he or she has attained the age of 55 and has been continuously employed by the Bank for twenty years. If an Executive’s retirement qualifies as an “early retirement” or an Executive dies prior to the commencement of benefit payments under the Salary Continuation Agreements and SERP Agreements, then he or she shall be entitled to receive a benefit equal to the Executive’s then accrued balance under the Salary Continuation Agreements and SERP Agreements, payable in equal monthly installments for 180 months beginning the month following the month in which the Executive’s early retirement occurs in the case of “early retirement” and in a lump sum within 30 days following the Executive’s death in the case of the Executive’s death. In the case of early retirement, following the end of the 180-month period the SERP Agreement will continue a portion of the early retirement payments for the remainder of the Executive’s life. In the event that an Executive becomes disabled prior to reaching early retirement or retirement, the Bank is obligated to pay to the Executive an annual benefit from the Salary Continuation Agreement and the SERP Agreement equal to 60% of the Executive’s salary and bonus at the time of disability, payable in equal monthly installments until the Executive’s 65th birthday. Following this date, the disability benefit is reduced to the Executive’s normal retirement amount and paid for the remainder of the 180-month period following the first day of the third month following Executive’s disability. Following the end of the 180 month period, the SERP Agreement will continue a portion of the reduced disability payments for the remainder of the Executive’s life.

In the event that the employment of an Executive terminates for any reason other than death, disability or retirement by his or her voluntary action or he or she is discharged by the Bank without cause, the Bank is required to pay to the executive the vested portion of his or her accrual balance under the Salary Continuation Agreement and SERP Agreement as of the date of termination in equal monthly installments for a period of 180 months commencing on the first month following the Executive’s 65th birthday.

The payment of the benefits under the Salary Continuation Agreements is contingent on the Executive not competing with the Bank for one year after termination of employment. In the event there is a change in control of the Bank or the Company, the normal retirement benefit under the Salary Continuation Agreements and the SERP Agreements becomes fully vested without regard to the non-competition agreement and will be paid in equal monthly installments commencing thirty (30) days following the change in control and continuing for 180 months thereafter. Following the end of the 180-month period, the SERP Agreement will continue a portion of the change in control payments for the remainder of the Executive’s life. A change in control will be deemed to have occurred if a “change in ownership,” a “change in the effective control,” or a “change in the ownership of a substantial portion of the assets” of the Bank occurs, as such terms are defined in Treasury Regulation §1.409A-3(i)(5) or any subsequent, applicable Treasury Regulation.

The description of the payments due under the Salary Continuation Agreements, the SERP Agreements and the Existing Split Dollar Agreements, in each case as amended set forth herein, is qualified in its entirety by reference to the amendments to the Salary Continuation Agreements, the amendments to the Existing Split Dollar Agreements, the Existing Split Dollar Agreements, as previously amended and the SERP Agreements which are filed herewith and incorporated by reference into this Section 5.02 and to the Salary Continuation Agreements filed previously by the Company with the Securities and Exchange Commission which are incorporated by reference into this Section 5.02.

2

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment, dated November 23, 2012, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and J. Randall Clemons.

10.2	Amendment, dated November 23, 2012, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Elmer Richerson.

10.3	Amendment, dated November 23, 2012, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Lisa T. Pominski.

10.4	Amendment, dated November 23, 2012, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Gary Whitaker.

10.5	Amendment, dated November 23, 2012, to Executive Salary Continuation Agreement dated as of January 1, 2006, by and between Wilson Bank and Trust and John C. McDearman III.

10.6	Second Amendment, dated November 23, 2012 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002 by and between Wilson Bank and Trust and J. Randall Clemons.

10.7	Second Amendment, dated November 23, 2012 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002 by and between Wilson Bank and Trust and Elmer Richerson.

10.8	Second Amendment, dated November 23, 2012 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002 by and between Wilson Bank and Trust and Lisa T. Pominski.

10.9	Second Amendment, dated November 23, 2012 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002 by and between Wilson Bank and Trust and Gary Whitaker.

10.10	Amendment, dated November 23, 2012 to Wilson Bank and Trust Life Insurance Endorsement Method Split Dollar Plan Agreement dated as of July 28, 2006 by and between Wilson Bank and John C. McDearman III.

10.11	Supplemental Executive Retirement Plan Agreement, dated November 23, 2012, by and between Wilson Bank and Trust and J. Randall Clemons.

10.12	Supplemental Executive Retirement Plan Agreement, dated November 23, 2012, by and between Wilson Bank and Trust and Elmer Richerson.

10.13	Supplemental Executive Retirement Plan Agreement, dated November 23, 2012, by and between Wilson Bank and Trust and Lisa T. Pominski.

10.14	Supplemental Executive Retirement Plan Agreement, dated November 23, 2012, by and between Wilson Bank and Trust and Gary Whitaker.

10.15	Supplemental Executive Retirement Plan Agreement, dated November 23, 2012, by and between Wilson Bank and Trust and John C. McDearman III.

10.16	First Amendment, dated April 21, 2003 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and J. Randall Clemons.

10.17	First Amendment, dated April 21, 2003 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and Elmer Richerson.

10.18	First Amendment, dated April 21, 2003 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and Lisa T. Pominski.

10.19	First Amendment, dated April 21, 2003 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and Gary Whitaker.

10.20	Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and J. Randall Clemons.

10.21	Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and Elmer Richerson.

10.22	Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and Lisa T. Pominski.

10.23	Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and Gary Whitaker.

10.24	Wilson Bank and Trust Life Insurance Endorsement Method Split Dollar Plan Agreement dated July 28, 2006, by and between Wilson Bank and Trust and John C. McDearman III.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 29, 2012	WILSON BANK HOLDING COMPANY

	By:	/s/ Lisa T. Pominski
Lisa T. Pominski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment, dated November 23, 2012, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and J. Randall Clemons.

10.2	Amendment, dated November 23, 2012, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Elmer Richerson.

10.3	Amendment, dated November 23, 2012, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Lisa T. Pominski.

10.4	Amendment, dated November 23, 2012, to Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Gary Whitaker.

10.5	Amendment, dated November 23, 2012, to Executive Salary Continuation Agreement dated as of January 1, 2006, by and between Wilson Bank and Trust and John C. McDearman III.

10.6	Second Amendment, dated November 23, 2012 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002 by and between Wilson Bank and Trust and J. Randall Clemons.

10.7	Second Amendment, dated November 23, 2012 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002 by and between Wilson Bank and Trust and Elmer Richerson.

10.8	Second Amendment, dated November 23, 2012 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002 by and between Wilson Bank and Trust and Lisa T. Pominski.

10.9	Second Amendment, dated November 23, 2012 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002 by and between Wilson Bank and Trust and Gary Whitaker.

10.10	Amendment, dated November 23, 2012 to Wilson Bank and Trust Life Insurance Endorsement Method Split Dollar Plan Agreement dated as of July 28, 2006 by and between Wilson Bank and John C. McDearman III.

10.11	Supplemental Executive Retirement Plan Agreement, dated November 23, 2012, by and between Wilson Bank and Trust and J. Randall Clemons.

10.12	Supplemental Executive Retirement Plan Agreement, dated November 23, 2012, by and between Wilson Bank and Trust and Elmer Richerson.

10.13	Supplemental Executive Retirement Plan Agreement, dated November 23, 2012, by and between Wilson Bank and Trust and Lisa T. Pominski.

10.14	Supplemental Executive Retirement Plan Agreement, dated November 23, 2012, by and between Wilson Bank and Trust and Gary Whitaker.

10.15	Supplemental Executive Retirement Plan Agreement, dated November 23, 2012, by and between Wilson Bank and Trust and John C. McDearman III.

10.16	First Amendment, dated April 21, 2003 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and J. Randall Clemons.

10.17	First Amendment, dated April 21, 2003 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and Elmer Richerson.

10.18	First Amendment, dated April 21, 2003 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and Lisa T. Pominski.

10.19	First Amendment, dated April 21, 2003 to Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and Gary Whitaker.

10.20	Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and J. Randall Clemons.

10.21	Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and Elmer Richerson.

10.22	Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and Lisa T. Pominski.

10.23	Wilson Bank and Trust Amended and Restated Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 7, 2002, by and between Wilson Bank and Trust and Gary Whitaker.

10.24	Wilson Bank and Trust Life Insurance Endorsement Method Split Dollar Plan Agreement dated July 28, 2006, by and between Wilson Bank and Trust and John C. McDearman.